[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)


                               [Graphic Omitted]


                               MFS(R) STRATEGIC
                               INCOME FUND

                               ANNUAL REPORT o OCTOBER 31, 1999




--------------------------------------------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 39)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 36
MFS' Year 2000 Readiness Disclosure ....................................... 38
Trustees and Officers ..................................................... 41

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong.
In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
     James T. Swanson

For the 12 months ended October 31, 1999, Class A shares of the Fund returned 9.72%, Class B shares 9.10%, Class C shares 9.12%, and Class I shares 10.25%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges.

During the same period, the average multisector income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 3.53%. The Fund's results also compare to returns over the same period for the following unmanaged indices: a -0.66% return for the Lehman Brothers Government/Corporate Bond Index, a -2.46% return for the Salomon Brothers World Government Index (the Salomon Index), and a 4.45% return for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt. The Lehman Brothers Government/Corporate Bond Index is weighted by market value and consists of all U.S. Treasury and U.S. government-agency debt and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt. The Salomon Index is made up of government bonds with remaining maturities of at least five years.

Q.  WHY HAS THE FUND BEEN PERFORMING SO WELL?

A. The Fund's high-yield bonds, which comprise the largest sector, have done well in the thriving U.S. economy. They rebounded, along with other debt issues, after the late-1998 credit crisis. Our high-yield bond holdings are mostly in the telecommunications, entertainment, media, and energy industries. Good examples of holdings that have performed well are Time Warner Entertainment and utility Texas & New Mexico Power Co.

    Another positive factor was convertible bonds, which are exchangeable for a set number of common shares at a prestated price. At mid-year, we began rebuilding our position because we saw that many had fallen to prices that were less than the stock values. Historically, convertible bonds tend to provide protection when bonds do poorly and to provide return when stocks do well. In particular, convertibles issued by Colt Telecom Group provided the Fund with good performance. Finally, we decided in the second half of the period to increase our exposure to the euro, the new currency of the European monetary union, because we believed it was undervalued and would appreciate.

Q.  WHAT IS THE CURRENT BREAKDOWN OF BONDS THE FUND HOLDS?

A. The major allocations are 33.4% to high-yield corporate bonds, 15.5% to U.S. Treasuries, 13.5% to emerging markets, 12.0% to high-grade corporates, and 10.1% to international government bonds.

Q. HOW HAVE CORPORATE AND CONVERTIBLE BONDS PERFORMED COMPARED TO GOVERNMENT BONDS?

A. Very favorably, and for that reason we decided to reduce our holdings in government bonds issued by the United States and developed countries. The economic growth here and in Europe suggested to us that interest rates were likely to continue to rise and push bond prices down. By the end of the period, the domestic and international government-bond portions of the portfolio were at some of their lowest levels since the Fund was established in 1987.

Q.  WHAT ABOUT BONDS FROM THE EMERGING MARKETS?

A. Emerging markets has been one of the best-performing asset class year to date in the world bond markets, and we have been able to capture some of that performance. This is an important asset class because of its growth prospects, but it also shows significant volatility. We have seen capital shifting into the Asian emerging markets, with no indications of inflation so far. We believe, based on recent analysis, that a maximum weighting of 15% of assets in emerging markets bonds is likely to be the most advantageous exposure for the Fund. However, our exposure will depend on finding opportunities where the potential value added is appropriate to the risk involved.

Q.  WHAT IS YOUR LONG-TERM OUTLOOK?

A. We see no inflationary signals, but if we do we would likely increase our holdings of short-maturity bonds. The economy here is very strong, and the Federal Reserve Board (the Fed) may raise interest rates slightly, which could help to forestall any price increases. Such a move could essentially put interest rates back to 5.5%, where they were before the credit crisis of 1998. In any event, we believe our relatively high reserves in cash, preferred stocks, and convertible equities should help us cope with any change in interest rates in the near term. Once the usual year-end concerns about liquidity have ended and the Fed has decided what to do with interest rates, we will look to Japan and the emerging Asian markets for opportunities in their bond markets.

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JAMES T. SWANSON IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) STRATEGIC INCOME FUND, MFS(R) GLOBAL GOVERNMENTS FUND, MFS(R) CHARTER INCOME FUND, MFS(R) GLOBAL GOVERNMENTS SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), THE STRATEGIC INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS HIGH CURRENT INCOME BY INVESTING IN FIXED-INCOME
                          SECURITIES. PLUS, THE FUND SEEKS OPPORTUNITIES TO
                          REALIZE CAPITAL APPRECIATION WHILE MAINTAINING A HIGH
                          LEVEL OF CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 29, 1987

  CLASS INCEPTION:        CLASS A  OCTOBER 29, 1987
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  SEPTEMBER 1, 1994
                          CLASS I  JANUARY 8, 1997

  SIZE:                   $284.4 MILLION NET ASSETS AS OF OCTOBER 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended October 31, 1999)

                                                                      Credit
                                 Salomon      Lehman      Lehman      Suisse
                                 Brothers    Brothers    Brothers     First
            MFS         S&P       World     Government/    High       Boston
         Strategic      500     Government  Corporate      Yield       High
        Income Fund  Composite     Bond        Bond        Bond        Yield
         - Class A     Index       Index      Index        Index      Index
--------------------------------------------------------------------------------
10/89    $ 9,525     $10,000     $10,000     $10,000     $10,000     $10,000
10/91     11,600      12,351      12,397      12,171      12,828      13,221
10/93     14,209      15,610      15,813      15,285      17,420      18,160
10/95     15,825      20,501      18,876      16,932      20,462      21,274
10/97     19,291      33,610      20,408      19,418      26,190      26,967
10/99     20,698      51,525      22,404      21,271      26,933      27,752

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH OCTOBER 31, 1999

CLASS A
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      + 9.72%  +18.45%  +50.41% +164.16%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                + 9.72%  + 5.81%  + 8.51% +  8.07%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                + 4.51%  + 4.10%  + 7.46% +  7.55%
--------------------------------------------------------------------------------

CLASS B
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      + 9.10%  +16.22%  +45.60% +108.31%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                + 9.10%  + 5.14%  + 7.80% +  7.61%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                + 5.12%  + 4.33%  + 7.52% +  7.61%
--------------------------------------------------------------------------------

CLASS C
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      + 9.12%  +16.29%  +45.78% +110.22%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                + 9.12%  + 5.16%  + 7.83% +  7.71%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                + 8.13%  + 5.16%  + 7.83% +  7.71%
--------------------------------------------------------------------------------

CLASS I
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +10.25%  +19.43%  +51.66% +119.10%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                +10.25%  + 6.10%  + 8.69% +  8.16%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Average multisector income fund*            + 3.53%  + 4.25%  + 7.14% +  8.51%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+**    +25.67%  +26.52%  +26.02% + 17.82%
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield
Index+#                                     + 5.54%  + 5.70%  + 8.50% + 10.75%
--------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index+      + 4.45%  + 5.53%  + 8.50% + 10.41%
--------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond
Index+                                      - 0.66%  + 6.03%  + 7.85% +  7.84%
--------------------------------------------------------------------------------
Salomon Brothers World Government Bond
Index+                                      - 2.46%  + 4.05%  + 6.46% +  8.40%
--------------------------------------------------------------------------------
 * Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.
** Effective October 31, 1999, we no longer use the Standard & Poor's 500
   Composite Index as a benchmark because we believe it does not reflect the Fund's investment policies and objectives.
 # Effective October 31, 1999, we no longer use the Credit Suisse First Boston
   High Yield Index as a benchmark because we believe the Lehman Brothers High Yield Bond Index better reflects the Fund's investment policies and objectives.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1999

QUALITY (U.S. PORTION ONLY)
Source: Standard & Poor's and Moody's

                    "B"                          31.4%
                    Governments                  23.4%
                    "BB"                         20.2%
                    "BBB"                        16.8%
                    "CCC"                         5.7%
                    "A"                           2.5%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 1999

Bonds - 92.3%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 60.1%
  Aerospace - 1.4%
    Argo Technology Corp., 8.625s, 2007                             $  1,250                $  1,062,500
    BE Aerospace, Inc., 9.875s, 2006                                   1,000                     975,000
    K & F Industries, Inc., 9.25s, 2007                                1,000                     957,500
    United Defense Industries, Inc., 8.75s, 2007                         950                     895,375
                                                                                            ------------
                                                                                            $  3,890,375
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Residential Accredit Loans, Inc., 7.75s, 2027                   $  2,537                $  2,416,021
--------------------------------------------------------------------------------------------------------
  Building Materials - 0.7%
    American Standard, Inc., 7.375s, 2008                           $  1,000                $    880,000
    Building Materials Corp., 8s, 2007                                   900                     821,250
    Nortek, Inc., 9.875s, 2004                                           270                     264,600
    UDC Homes, Inc., 14.5s, 2000                                           6                       3,048
                                                                                            ------------
                                                                                            $  1,968,898
--------------------------------------------------------------------------------------------------------
  Business Machines - 0.8%
    Silicon Graphics Inc., 5.25s, 2004                              $  3,000                $  2,220,000
--------------------------------------------------------------------------------------------------------
  Business Services - 1.3%
    Anacomp, Inc., 10.875s, 2004                                    $  1,200                $  1,182,000
    Iron Mountain, Inc., 10.125s, 2006                                   670                     683,400
    Pierce Leahy Corp., 9.125s, 2007                                   1,000                     972,500
    Williams Scotsman, Inc., 9.875s, 2007                              1,000                     957,500
                                                                                            ------------
                                                                                            $  3,795,400
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.9%
    Huntsman ICI Chemicals, Inc., 10.125s, 2009##                   $    475                $    472,625
    NL Industries, Inc., 11.75s, 2003                                  1,500                   1,545,000
    Sterling Chemicals, Inc., 11.25s, 2007                                25                      15,500
    UCAR Global Enterprises, Inc., 12s, 2005                             500                     521,250
                                                                                            ------------
                                                                                            $  2,554,375
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.3%
    Unisystem Corp., 7.875s, 2008                                   $    900                $    861,750
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.4%
    Hayes Wheels International, Inc., 9.125s, 2007                  $  1,000                $    955,000
    Kindercare Learning Centers, Inc., 9.5s, 2009                        300                     280,500
    Revlon Consumer Products Corp., 8.125s, 2006                         900                     702,000
    Samsonite Corp., 10.75s, 2008                                      1,250                   1,037,500
    Synthetic Industries, Inc., 9.25s, 2007                            1,025                   1,025,000
                                                                                            ------------
                                                                                            $  4,000,000
--------------------------------------------------------------------------------------------------------
  Containers - 2.0%
    Ball Corp., 8.25s, 2008                                         $  2,250                $  2,193,750
    Gaylord Container Corp., 9.75s, 2007                               1,225                   1,163,750
    Riverwood International Corp., 10.25s, 2006                          500                     502,500
    Silgan Holdings, Inc., 9s, 2009                                    1,000                     947,500
    U.S. Can Corp., 10.125s, 2006                                        900                     913,500
                                                                                            ------------
                                                                                            $  5,721,000
--------------------------------------------------------------------------------------------------------
  Energy - 1.5%
    Cheasapeake Energy Corp., 9.625s, 2005                          $    175                $    166,250
    Clark USA, Inc., 10.875s, 2005                                       500                     428,750
    CMS Energy Corp., 6.75s, 2004                                      1,000                     949,020
    Giant Industries, Inc., 9s, 2007                                     400                     369,000
    P&L Coal Holdings Corp., 9.625s, 2008                              1,150                   1,098,250
    Pool Energy Services Co., 8.625s, 2008                             1,235                   1,268,962
                                                                                            ------------
                                                                                            $  4,280,232
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.9%
    Allbritton Communications Co., 9.75s, 2007                      $  1,000                $    997,500
    AMC Entertainment, Inc., 9.5s, 2009                                  200                     177,000
    Cinemark USA, Inc., 9.625s, 2008                                     625                     546,875
    Marvel Holdings, Inc., 0s, 1999 (Chapter 11)                         445                        --
    Time Warner Entertainment Co., 8.375s, 2033                        3,323                   3,558,235
                                                                                            ------------
                                                                                            $  5,279,610
--------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 1.1% FNMA, 7s, 2029       $  3,256                $  3,196,540
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Dynex Capital, Inc., 7.875s, 2002                               $  1,450                $  1,125,562
    Natexis Ambs Co. LLC, 8.44s, 2049##                                3,800                   3,553,000
                                                                                            ------------
                                                                                            $  4,678,562
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    Borden, Inc., 9.25s, 2019                                       $  1,750                $  1,610,647
    Borden, Inc., 9.2s, 2021                                           2,500                   2,315,925
                                                                                            ------------
                                                                                            $  3,926,572
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.7%
    Buckeye Cellulose Corp., 8.5s, 2005                             $    610                $    585,600
    U.S. Timberlands, 9.625s, 2007                                       460                     418,600
    Waterford 3 Funding Corp., 8.09s, 2017                               918                     898,489
                                                                                            ------------
                                                                                            $  1,902,689
--------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 1.9%
    GNMA, 8s, 2026                                                  $  4,212                $  4,302,456
    GNMA, 6.5s, 2028                                                     174                     166,389
    GNMA, 6.5s, 2029                                                     964                     920,777
                                                                                            ------------
                                                                                            $  5,389,622
--------------------------------------------------------------------------------------------------------
  Industrial - 0.5%
    Allied Waste North America Inc., 10s, 2009##                    $  1,000                $    846,250
    IMO Industries, Inc., 11.75s, 2006                                   500                     542,500
                                                                                            ------------
                                                                                            $  1,388,750
--------------------------------------------------------------------------------------------------------
  Media - 3.4%
    American Radio Systems Corp., 9s, 2006                          $    350                $    364,000
    Chancellor Media Corp., 8.125s, 2007                                 900                     873,000
    Chancellor Media Corp., 8s, 2008                                   1,250                   1,228,125
    Comcast Corp., 10.25s, 2001                                        1,425                   1,517,525
    Comcast Corp., 9.375s, 2005                                          360                     379,275
    Cumulus Media, Inc., 10.375s, 2008                                 1,000                   1,030,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                       1,000                   1,015,000
    Frontiervision Operating Partnership LP, 11s, 2006                 1,150                   1,210,375
    Hollinger International Publishing, Inc., 9.25s, 2007              1,250                   1,225,000
    Jones Intercable, Inc., 8.875s, 2007                                 500                     525,000
    Outdoor Systems, Inc., 8.875s, 2007                                  175                     177,625
                                                                                            ------------
                                                                                            $  9,544,925
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.3%
    Polymer Group, Inc., 9s, 2007                                   $    900                $    859,500
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    Tenet Healthcare Corp., 6s, 2005                                $  2,000                $  1,587,500
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.1%
    Commonwealth Aluminum Corp., 10.75s, 2006                       $    500                $    500,000
    Haynes International, Inc., 11.625s, 2004                          1,000                     870,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                       300                     297,000
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                      750                     751,875
    Metal Management, Inc., 10s, 2008                                  1,000                     670,000
                                                                                            ------------
                                                                                            $  3,088,875
--------------------------------------------------------------------------------------------------------
  Oils - 1.7%
    Triton Energy Ltd., 8.75s, 2002                                 $  2,000                $  1,972,740
    Triton Energy Ltd., 9.25s, 2005                                    2,500                   2,463,450
    Triton PCS, Inc., 0s to 2003, 11s, 2008                              625                     428,125
                                                                                            ------------
                                                                                            $  4,864,315
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    Circus Circus Enterprises, Inc., 6.7s, 2096                     $  2,000                $  1,862,020
    Prime Hospitality Corp., 9.75s, 2007                               1,000                     910,000
    Red Roof Inns, Inc., 9.625s, 2003                                    100                     100,875
                                                                                            ------------
                                                                                            $  2,872,895
--------------------------------------------------------------------------------------------------------
  Retail - 1.5%
    Cole National Group, Inc., 8.625s, 2007                         $    750                $    585,000
    Musicland Group, Inc., 9.875s, 2008                                1,500                   1,260,000
    Rite Aid Corp., 5.25s, 2002                                        3,750                   2,503,125
                                                                                            ------------
                                                                                            $  4,348,125
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    AAF-McQuay, Inc., 8.875s, 2003                                  $    550                $    438,625
    International Knife & Saw, Inc., 11.375s, 2006                       850                     651,313
    Thermadyne Holdings Corp., 0s to 2003, 10.5s, 2008                 2,000                     880,000
                                                                                            ------------
                                                                                            $  1,969,938
--------------------------------------------------------------------------------------------------------
  Steel - 0.7%
    Alaska Steel Holdings Corp., 9.125s, 2006                       $  1,000                $    990,000
    WCI Steel, Inc., 10s, 2004                                           900                     879,750
                                                                                            ------------
                                                                                            $  1,869,750
--------------------------------------------------------------------------------------------------------
  Supermarkets
    Marsh Supermarkets, Inc., 8.875s, 2007                          $    150                $    144,000
--------------------------------------------------------------------------------------------------------
  Telecommunications - 5.9%
    Adelphia Communications Corp., 9.875s, 2007                     $     75                $     76,500
    Century Communications Corp., 9.5s, 2005                             450                     448,875
    Century Communications Corp., 0s, 2008                             1,300                     555,750
    Cox Communications, Inc., 7.75s, 2006                              1,500                   1,527,855
    DTI Holdings, Inc., 0s to 2003, 12.5s, 2008                          500                     175,000
    Frontier, 6.25s, 1999##                                            2,000                   2,001,400
    Granite Broadcasting Corp., 8.875s, 2008                             280                     269,500
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006                        1,200                     918,000
    Intermedia Communications, Inc., 0s to 2002, 11.25s, 2007          1,800                   1,242,000
    ITC Deltacom, Inc., 11s, 2007                                      1,276                   1,333,420
    Level 3 Communications, Inc., 9.125s, 2008                         1,500                   1,395,000
    LIN Televison Corp., 8.375s, 2008                                    700                     658,000
    Mobile Telecommunication Technologies Corp., 13.5s, 2002           1,200                   1,359,000
    Nextel Communications, Inc., 0s to 1999, 9.75s, 2004                 200                     203,750
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008                 300                     213,000
    Nextel International, Inc., 0s to 2003, 12.125s, 2008              1,500                     761,250
    NTL, Inc., 0s to 2003, 9.75s, 2008                                 1,250                     829,688
    NTL, Inc., 0s to 2003, 12.375s, 2008                                 400                     268,000
    Pagemart Wireless, Inc., 0s to 2003, 11.25s, 2008                    580                     179,800
    Qwest Communications International, Inc., 10.875s, 2007              289                     323,397
    Sprint Spectrum, 11s, 2006                                           550                     617,485
    United International Holdings, Inc., 0s to 2003, 10.75s, 2008        650                     373,750
    Western Wireless Corp., 10.5s, 2007                                  500                     541,250
    WorldCom, Inc., 8.875s, 2006                                         590                     621,128
                                                                                            ------------
                                                                                            $ 16,892,798
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 15.5%
    U.S. Treasury Bonds, 9.875s, 2015                               $  2,166                $  2,887,538
    U.S. Treasury Bonds, 0s, 2019                                      9,000                   2,511,720
    U.S. Treasury Bonds, 5.25s, 2029                                      66                      57,048
    U.S. Treasury Notes, 8s, 2001                                     18,750                  19,350,563
    U.S. Treasury Notes, 6s, 2004                                      8,510                   8,529,913
    U.S. Treasury Notes, 7.875s, 2004                                  9,990                  10,764,225
                                                                                            ------------
                                                                                            $ 44,101,007
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 7.5%
    El Paso Electric Co., 9.4s, 2011                                $  1,000                $  1,094,330
    Esi Tractebel Acquisition Corp., 7.99s, 2011                         500                     454,375
    Midland Cogeneration Venture Corp., 10.33s, 2002                   1,233                   1,279,315
    Midland Funding Corp. II, "A", 11.75s, 2005                        4,250                   4,674,023
    Midland Funding Corp., "B", 13.25s, 2006                           3,250                   3,898,765
    Niagara Mohawk Power Corp., 8.77s, 2018                            1,481                   1,520,306
    Texas & New Mexico Power Co., 10.75s, 2003                         8,190                   8,397,780
                                                                                            ------------
                                                                                            $ 21,318,894
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $170,932,918
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 32.2%
  Argentina - 1.7%
    Autopistas Del Sol SA, "B", 10.25s, 2009 (Industrial)##         $  1,250                $    950,000
    Compania De Infraes SA, 11.625s, 2004 (Industrial)##               2,500                   1,518,750
    Industrias Metalurgicas Pescarmona SA, 9.5s, 2002
      (Electric Utilities)##                                             250                     152,352
    Supercanal Holdings, 11.5s, 2005 (Telecommunications)##            2,000                     940,000
    Telefonica De Argentina, 9.125s, 2008 (Telecommunications)         1,500                   1,303,500
                                                                                            ------------
                                                                                            $  4,864,602
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.1%
    Flag Ltd., 8.25s, 2008 (Telecommunications)                     $    200                $    177,000
--------------------------------------------------------------------------------------------------------
  Brazil - 1.5%
    Bahia Sul Celulose SA, 10.625s, 2004 (Paper & Related
      Products)+                                                    $  1,000                $    930,000
    Companhia Energetica de Minas, 9.125s, 2004
      (Electric Utilities)##                                           1,000                     872,500
    Companhia Paranaense, 9.75s, 2005 (Electric Utilities)##           1,250                   1,165,625
    Espirito Santo Centrais Escelsa, 10s, 2007 (Electric
      Utilities)                                                       1,500                   1,091,250
    Federal Republic of Brazil, 6.938s, 2006                              94                      76,732
                                                                                            ------------
                                                                                            $  4,136,107
--------------------------------------------------------------------------------------------------------
  Canada - 1.3%
    Metronet Communications Corp., 0s to 2003, 9.95s,
      2008 (Telecommunications)                                     $  1,500                $  1,167,120
    PCI Chemicals, Inc., 9.25s, 2007 (Chemicals)                       1,250                     978,125
    Rogers Cantel, Inc., 9.375s, 2008 (Telecommunications)             1,500                   1,560,000
                                                                                            ------------
                                                                                            $  3,705,245
--------------------------------------------------------------------------------------------------------
  Cayman Islands - 4.1%
    Daiwa Pb Ltd., 6.35s, 2049 (Banks and Credit Companies)         $  6,000                $  4,920,000
    Fuji Finance (Cayman), 6.574s, 2049 (Finance)                      3,250                   3,068,650
    Sakura Capital Funding, 6.446s, 2049 (Finance)                     4,000                   3,740,000
                                                                                            ------------
                                                                                            $ 11,728,650
--------------------------------------------------------------------------------------------------------
  France - 2.8%
    Republic of France, 3.5s, 2004                               EUR   7,870                $  7,865,680
--------------------------------------------------------------------------------------------------------
  Germany - 2.7%
    Federal Republic of Germany, 4.5s, 2009                      EUR   7,788                $  7,808,293
--------------------------------------------------------------------------------------------------------
  Greece - 4.4%
    Fage Dairy Industries SA, 9s, 2007 (Food and
      Beverage Products)                                            $  4,300                $  3,870,000
    Hellenic Republic, 8.9s, 2003                                GRD 976,000                   3,228,028
    Hellenic Republic, 6s, 2006                                      800,000                   2,397,271
    Hellenic Republic, 8.6s, 2008                                    898,000                   3,123,204
                                                                                            ------------
                                                                                            $ 12,618,503
--------------------------------------------------------------------------------------------------------
  Hong Kong - 1.7%
    Bank of Ayudhya, 6.938s, 2005 (Banks and Credit Companies)      $  3,000                $  2,310,000
    Bank of Ayudhya, 5.98s, 2006 (Banks and Credit Companies)            800                     608,000
    Daewoo Hong Kong Ltd., 5.675s, 2001
      (Distribution/Wholesale) (In default)                            3,000                   1,800,000
                                                                                            ------------
                                                                                            $  4,718,000
--------------------------------------------------------------------------------------------------------
  Indonesia - 1.4%
    APP International Finance, 9.961s, 2001 (Financial
      Institutions)                                                 $  3,000                $  2,133,150
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Finance)             2,750                   1,766,875
                                                                                            ------------
                                                                                            $  3,900,025
--------------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.5s, 2006 (Telecommunications)                  $    350                $    253,750
--------------------------------------------------------------------------------------------------------
  Malaysia - 0.6%
    Tenaga Nasional Berhad, 7.5s, 2096 (Electric Utilities)+        $  2,500                $  1,754,750
--------------------------------------------------------------------------------------------------------
  Mexico - 3.2%
    Alestra SA De RL De CV, 12.625s, 2009 (Telecommunications)##    $  2,000                $  1,935,000
    Banco Nacional de Commerce, 7.25s, 2004 (Banks and
      Credit Companies)                                                  500                     458,150
    Empresas ICA Sociedad SA, 5s, 2004 (Construction)                    500                     280,000
    Groupo Minero Mexico SA, 8.25s, 2008 (Mining)                      2,500                   1,975,000
    Perez Companc SA, 9s, 2006 (Oils)##                                3,000                   2,673,600
    Sanluis Corp. SA, 8.875s, 2008 (Finance)##                         1,250                   1,084,375
    Satelites Mexicanos SA, 10.125s, 2004 (Telecommunications)           500                     373,750
    TFM SA De CV, 0s to 2002, 11.75s, 2009 (Railroads)                   670                     402,000
                                                                                            ------------
                                                                                            $  9,181,875
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.8%
    Tenet Healthcare Corp., 0s, 2002 (Medical and Health
      Technology and Services)                                      $  1,366                $  1,051,820
    Tjiwi Kimia International Finance, 13.25s, 2001
      (Forest and Paper Products)                                      1,340                   1,125,600
                                                                                            ------------
                                                                                            $  2,177,420
--------------------------------------------------------------------------------------------------------
  Panama
    Republic of Panama, 8.875s, 2027                                $      3                $      2,449
--------------------------------------------------------------------------------------------------------
  Russia - 1.4%
    CSFB Gazprom Note, 13.5s, 2000 (Finance)+                       $  3,400                $  2,012,460
    Russia Principal Loans, 3.313s, 2020+                             21,000                   1,917,300
                                                                                            ------------
                                                                                            $  3,929,760
--------------------------------------------------------------------------------------------------------
  Singapore - 0.3%
    Krung Thai Bank, 6.534s, 2006 (Banks and
      Credit Companies)                                             $  1,200                $    912,000
--------------------------------------------------------------------------------------------------------
  United Kingdom - 3.3%
    Colt Telecom Group PLC, 0s to 2001, 12s, 2006
      (Telecommunications)                                          $  1,425                $  1,197,000
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)     DEM    500                     276,876
  Constellation Finance LLC, 9.8s, 2001 (Financial
    Institutions)                                                      3,250                   3,006,250
  Diamond Cable Communications Corp. PLC, 0s to 2000,
    11.75s, 2005 (Telecommunications)                                    250                     226,875
  Dolphin Telecommunications PLC, 0s to 2004, 14s, 2009
    (Telecommunications)##                                               200                      79,000
  Telewest, 9.625s, 2006 (Telecommunications)                          1,150                   1,161,500
    UK Treasury, 6.75s, 2004                                      GBP  2,101                   3,551,400
                                                                                            ------------
                                                                                            $  9,498,901
--------------------------------------------------------------------------------------------------------
  Uruguay - 0.8%
    Banco Central De Uruguay, 6.75s, 2021 (Banks and
      Credit Companies)                                             $  1,250                $  1,087,500
    Republic of Uruguay, 7.875s, 2027                                  1,102                   1,131,754
                                                                                            ------------
                                                                                            $  2,219,254
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 91,452,264
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $278,266,123)                                                 $262,385,182
--------------------------------------------------------------------------------------------------------

Stocks
--------------------------------------------------------------------------------------------------------
                                                                      SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Real Estate
    Atlantic Gulf Communities Corp. (Identified Cost, $0)*+              100                $         13
--------------------------------------------------------------------------------------------------------

Preferred Stock - 1.4%
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc.*                                         807                        --
--------------------------------------------------------------------------------------------------------
  Finance - 0.7%
    Equitable Iowa Capital Trust                                      80,000                $  2,010,000
--------------------------------------------------------------------------------------------------------
  Media - 0.4%
    CSC Holdings, Inc.*                                                9,672                $  1,034,904
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Primedia, Inc.                                                     9,000                $    828,000
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $4,359,893)                                         $  3,872,904
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
    DTI Holdings, Inc., Expiration Date 3/01/08 *                      2,500                $         25
    ICO, Inc., Expiration Date 7/01/02 *                              62,500                      38,125
    Renaissance Cosmetics, Inc., Expiration Date 8/31/06*                655                        --
    Republic of Argentina, Expiration Date 9/19/27 *                   2,000                       2,000
--------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $103,371)                                                  $     40,150
--------------------------------------------------------------------------------------------------------

Call Options Purchased - 0.1%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                                OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                           (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Canadian Dollars/September/1.4518                            CAD  19,262                $    238,828
    Euro/March/0.991                                             EUR  13,148                      63,177
--------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Identified Cost, $336,001)                                    $    302,005
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.9%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/29/99, due 11/01/99, total to
      be received $8,371,612 (secured by various U.S.
      Treasury and Federal Agency Obligations), at Cost             $  8,368                $  8,368,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $291,433,388)                                           $274,968,254
--------------------------------------------------------------------------------------------------------

Call Options Written - (0.3)%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                                OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                           (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Australian Dollars/April/0.625                             AUD    15,115                $   (239,997)
    Canadian Dollars/September/1.40                            CAD    18,575                     (89,957)
    Japanese Yen/November/108                                  JPY 1,418,620                    (550,425)
--------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $414,350)                                    $   (880,379)
--------------------------------------------------------------------------------------------------------

Put Options Written
--------------------------------------------------------------------------------------------------------
    Canadian Dollars/September/1.55
      (Premiums Received, $126,042)                            CAD    20,565                $    (67,308)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 3.6%                                                         10,408,957
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $284,429,524
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD    = Australian Dollars              GRD  = Greek Drachma
CAD    = Canadian Dollars                HKD  = Hong Kong Dollars
DEM    = Deutsche Marks                  JPY  = Japanese Yen
EUR    = Euro                            NZD  = New Zealand Dollars
GBP    = British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $291,433,388)            $274,968,254
  Cash                                                                  269,520
  Net receivable for forward foreign currency exchange
    contracts subject to
    master netting agreements                                           602,890
  Net receivable for forward foreign currency exchange
    contracts to sell                                                   307,008
  Net receivable for forward foreign currency exchange
    contracts to purchase                                               989,158
  Receivable for Fund shares sold                                       682,409
  Receivable for investments sold                                     1,003,116
  Receivable from investment adviser                                    804,785
  Interest receivable                                                 6,847,224
  Other assets                                                            3,075
                                                                   ------------
      Total assets                                                 $286,477,439
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $    376,465
  Payable for investments purchased                                     526,281
  Written options outstanding, at value (premiums
    received, $540,392)                                                 947,687
  Payable to affiliates -
    Management fee                                                       25,987
    Administrative fee                                                      350
    Shareholder servicing agent fee                                       2,333
    Distribution fee                                                     17,971
  Accrued expenses and other liabilities                                150,841
                                                                   ------------
      Total liabilities                                            $  2,047,915
                                                                   ------------
Net assets                                                         $284,429,524
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $316,455,274
  Unrealized depreciation on investments and translation of
    asset and liabilities in foreign currencies                     (14,979,726)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (19,513,103)
  Accumulated undistributed net investment income                     2,467,079
                                                                   ------------
      Total                                                        $284,429,524
                                                                   ============
Shares of beneficial interest outstanding                           39,199,689
                                                                    ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $100,469,260 / 13,760,890 shares of
     beneficial interest outstanding)                                 $7.30
                                                                      ======
  Offering price per share (100 / 95.25)                              $7.66
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $144,848,763 / 20,018,671 shares of
     beneficial interest outstanding)                                 $7.24
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $38,807,747 / 5,378,558 shares of
     beneficial interest outstanding)                                 $7.22
                                                                      ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $303,754 / 41,570 shares of beneficial
     interest outstanding)                                            $7.31
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 25,927,038
    Dividend                                                            197,241
                                                                   ------------
      Total investment income                                      $ 26,124,279
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,264,521
    Administrative fee                                                   35,301
    Trustees' compensation                                               43,469
    Shareholder servicing agent fee                                     296,962
    Distribution and service fee (Class A)                              348,419
    Distribution and service fee (Class B)                            1,427,641
    Distribution and service fee (Class C)                              418,966
    Custodian fee                                                       139,085
    Printing                                                             48,974
    Auditing fees                                                        37,295
    Postage                                                              43,716
    Legal fees                                                            5,149
    Miscellaneous                                                       231,947
                                                                   ------------
      Total expenses                                               $  6,341,445
    Fees paid indirectly                                                (91,746)
    Reduction of expenses by investment adviser                      (2,657,223)
                                                                   ------------
      Net expenses                                                 $  3,592,476
                                                                   ------------
        Net investment income                                      $ 22,531,803
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (7,467,647)
    Written option transactions                                       2,293,201
    Foreign currency transactions                                       947,256
    Swaps                                                               (19,937)
                                                                   ------------
      Net realized loss on investments                             $ (4,247,127)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  7,734,635
    Written options                                                    (620,384)
    Swaps                                                              (138,248)
    Translation of assets and liabilities in foreign currencies        (517,021)
                                                                   ------------
        Net unrealized gain on investments                         $  6,458,982
                                                                   ------------
          Net realized and unrealized gain on investments and
            foreign currency                                       $  2,211,855
                                                                   ------------
            Increase in net assets from operations                 $ 24,743,658
                                                                   ============
See notes to financial statements.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                   1999                       1998
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 22,531,803               $ 18,488,073
  Net realized loss on investments and foreign currency
    transactions                                                   (4,247,127)                (9,876,338)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            6,458,982                (19,921,895)
                                                                 ------------               ------------
    Increase (decrease) in net assets from operations            $ 24,743,658               $(11,310,160)
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (9,445,543)              $ (6,818,361)
  From net investment income (Class B)                            (12,830,532)                (8,080,444)
  From net investment income (Class C)                             (3,777,370)                (2,569,063)
  From net investment income (Class I)                                (27,411)                   (24,119)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                      --                   (1,233,756)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                      --                   (1,433,056)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                      --                     (451,827)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                      --                       (4,784)
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(26,080,856)              $(20,615,410)
                                                                 ------------               ------------
Net increase in net assets from Fund share transactions          $ 14,151,635               $141,514,568
                                                                 ------------               ------------
      Total increase in net assets                               $ 12,814,437               $109,588,998
Net assets:
  At beginning of period                                          271,615,087                162,026,089
                                                                 ------------               ------------
At end of period (including accumulated undistributed net
  investment income of $2,467,079 and $4,038,807,
  respectively)                                                  $284,429,524               $271,615,087
                                                                 ============               ============
See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     1999             1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 7.33           $ 8.24         $ 8.19         $ 8.07         $ 7.57
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                               $ 0.62           $ 0.66         $ 0.69         $ 0.62         $ 0.60
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.06            (0.81)          0.13           0.18           0.48
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $ 0.68           $(0.15)        $ 0.82         $ 0.80         $ 1.08
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.71)          $(0.63)        $(0.69)        $(0.60)        $(0.58)
  From net realized gain on investments and foreign
    currency transactions                                  --              (0.13)         (0.08)         (0.08)          --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.71)          $(0.76)        $(0.77)        $(0.68)        $(0.58)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $ 7.30           $ 7.33         $ 8.24         $ 8.19         $ 8.07
                                                         ======           ======         ======         ======         ======
Total return(+)                                            9.72%           (2.21)%        10.40%         10.42%         15.00%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.88%            0.85%          0.79%          1.13%          1.54%
  Net investment income                                    8.42%            8.26%          8.26%          7.63%          7.86%
Portfolio turnover                                          204%             299%           217%           287%           249%
Net assets at end of period (000 Omitted)              $100,469          $95,292        $69,874        $49,432        $41,688
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                              $ 0.55           $ 0.58         $ 0.58         $ 0.54         $ 0.53
      Ratios (to average net assets):
        Expenses##                                         1.83%            1.84%          2.01%          2.06%          2.47%
        Net investment income                              7.47%            7.24%          7.04%          6.70%          6.89%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     1999             1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 7.27           $ 8.18         $ 8.14         $ 8.03         $ 7.53
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                               $ 0.57           $ 0.61         $ 0.61         $ 0.56         $ 0.55
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.07            (0.81)          0.15           0.18           0.48
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $ 0.64           $(0.20)        $ 0.76         $ 0.74         $ 1.03
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.67)          $(0.58)        $(0.64)        $(0.55)        $(0.53)
  From net realized gain on investments and foreign
    currency transactions                                  --              (0.13)         (0.08)         (0.08)          --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.67)          $(0.71)        $(0.72)        $(0.63)        $(0.53)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $ 7.24           $ 7.27         $ 8.18         $ 8.14         $ 8.03
                                                         ======           ======         ======         ======         ======
Total return                                               9.10%           (2.84)%         9.64%          9.68%         14.23%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.53%            1.51%          1.44%          1.80%          2.27%
  Net investment income                                    7.77%            7.64%          7.51%          7.02%          7.15%
Portfolio turnover                                          204%             299%           217%           287%           249%
Net assets at end of period (000 Omitted)              $144,849         $133,872        $71,459        $25,361         $8,365
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                              $ 0.50           $ 0.53         $ 0.50         $ 0.49         $ 0.48
      Ratios (to average net assets):
        Expenses##                                         2.48%            2.50%          2.66%          2.73%          3.20%
        Net investment income                              6.82%            6.62%          6.29%          6.09%          6.18%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.


Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     1999             1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 7.25           $ 8.16         $ 8.12         $ 8.00         $ 7.53
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                               $ 0.57           $ 0.61         $ 0.60         $ 0.57         $ 0.54
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.07            (0.81)          0.16           0.18           0.48
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $ 0.64           $(0.20)        $ 0.76         $ 0.75         $ 1.02
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.67)          $(0.58)        $(0.64)        $(0.55)        $(0.55)
  From net realized gain on investments and foreign
    currency transactions                                  --              (0.13)         (0.08)         (0.08)          --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.67)          $(0.71)        $(0.72)        $(0.63)        $(0.55)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $ 7.22           $ 7.25         $ 8.16         $ 8.12         $ 8.00
                                                         ======           ======         ======         ======         ======
Total return                                               9.12%           (2.84)%         9.68%          9.80%         14.17%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.53%            1.51%          1.44%          1.71%          2.20%
  Net investment income                                    7.78%            7.65%          7.44%          7.12%          7.23%
Portfolio turnover                                          204%             299%           217%           287%           249%
Net assets at end of period (000 Omitted)               $38,808          $42,213        $20,464         $5,478         $1,060
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                              $ 0.50           $ 0.53         $ 0.50         $ 0.51         $ 0.46
      Ratios (to average net assets):
        Expenses##                                         2.48%            2.50%          2.66%          2.64%          3.13%
        Net investment income                              6.83%            6.63%          6.21%          6.19%          6.26%
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                               1999                    1998                   1997*
-------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                              $ 7.33                  $ 8.25                  $ 8.15
                                                                   ------                  ------                  ------
Income from investment operations# -
  Net investment income(S)                                         $ 0.65                  $ 0.72                  $ 0.49
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                    0.07                   (0.85)                   0.15
                                                                   ------                  ------                  ------
      Total from investment operations                             $ 0.72                  $(0.13)                 $ 0.64
                                                                   ------                  ------                  ------
Less distributions declared to shareholders -
  From net investment income                                       $(0.74)                 $(0.66)                 $(0.54)
  From net realized gain on investments and foreign currency
    transactions                                                     --                     (0.13)                   --
                                                                   ------                  ------                  ------
      Total distributions declared to shareholders                 $(0.74)                 $(0.79)                 $(0.54)
                                                                   ------                  ------                  ------
Net asset value - end of period                                    $ 7.31                  $ 7.33                  $ 8.25
                                                                   ======                  ======                  ======
Total return                                                        10.25%                  (2.00)%                  5.98%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                         0.53%                   0.50%                   0.44%+
  Net investment income                                              8.77%                   8.51%                   7.69%+
Portfolio turnover                                                    204%                    299%                    217%
Net assets at end of period (000 Omitted)                            $304                    $238                    $230
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the
    Fund, the net investment income per share and the rations would have been:
      Net investment income                                       $  0.58                 $  0.63                 $  0.40
      Ratios (to average net assets):
        Expenses##                                                   1.48%                   1.49%                   1.66%+
        Net investment income                                        7.82%                   7.49%                   6.47%+
  * For the period from the inception of Class I, January 8, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Fund (the Fund) is a nondiversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1999, $1,977,325 was reclassified from accumulated net realized loss on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities and currency. This change had no effect on the net assets or net asset value per share. At October 31, 1999, accumulated undistributed net investment income under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

At October 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $18,580,519 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2006, ($11,281,953) and October 31, 2007, ($7,298,566).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets and 7.14% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management and distribution fees. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,201 for the year ended October 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $94,062 for the year ended October 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $24,642 for the year ended October 31, 1999. Fees incurred under the distribution plan during the year ended October 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,179 and $40,276 for Class B and Class C shares, respectively, for the year ended October 31, 1999. Fees incurred under the distribution plan during the year ended October 31, 1999, were 1% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1999, were $8,263, $444,175, and $22,987 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
---------------------------------------------------------------------------
U.S. government securities                     $149,534,200    $145,802,310
                                               ------------    ------------
Investments (non-U.S. government
  securities)                                  $400,443,899    $397,226,995
                                               ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $292,365,972
                                                               ------------
Gross unrealized depreciation                                  $(22,243,522)
Gross unrealized appreciation                                     4,845,804
                                                               ------------
    Net unrealized depreciation                                $(17,397,718)
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                        YEAR ENDED OCTOBER 31, 1999          YEAR ENDED OCTOBER 31, 1998
                                      -----------------------------      -------------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             4,360,463      $ 32,110,145         6,720,310       $ 54,058,684
Shares issued to shareholders in
  reinvestment of distributions           775,005         5,687,469           578,941          4,624,652
Shares reacquired                      (4,375,018)      (32,241,084)       (2,778,946)       (21,988,257)
                                       ----------      ------------        ----------       ------------
    Net increase                          760,450      $  5,556,530         4,520,305       $ 36,695,079
                                       ==========      ============        ==========       ============

Class B Shares
                                        YEAR ENDED OCTOBER 31, 1999          YEAR ENDED OCTOBER 31, 1998
                                      -----------------------------      -------------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             6,423,566      $ 46,976,312        12,547,304       $100,304,984
Shares issued to shareholders in
  reinvestment of distributions         1,120,537         8,156,487           764,812          6,058,719
Shares reacquired                      (5,937,074)      (43,369,624)       (3,634,990)       (28,365,326)
                                       ----------      ------------        ----------       ------------
    Net increase                        1,607,029      $ 11,763,175         9,677,126       $ 77,998,377
                                       ==========      ============        ==========       ============

Class C Shares
                                        YEAR ENDED OCTOBER 31, 1999          YEAR ENDED OCTOBER 31, 1998
                                      -----------------------------      -------------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             1,932,707      $ 14,084,315         4,320,132       $ 34,534,971
Shares issued to shareholders in
  reinvestment of distributions           274,329         1,991,571           201,269          1,589,285
Shares reacquired                      (2,649,473)      (19,311,424)       (1,208,045)        (9,341,241)
                                       ----------      ------------        ----------       ------------
    Net increase (decrease)              (442,437)     $ (3,235,538)        3,313,356       $ 26,783,015
                                       ==========      ============        ==========       ============

Class I Shares
                                        YEAR ENDED OCTOBER 31, 1999          YEAR ENDED OCTOBER 31, 1998
                                      -----------------------------      -------------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 9,730      $     72,145            24,624       $    198,617
Shares issued to shareholders in
  reinvestment of distributions             3,738            27,444             3,586             28,935
Shares reacquired                          (4,364)          (32,121)          (23,593)          (189,455)
                                       ----------      ------------        ----------       ------------
    Net increase                            9,104      $     67,468             4,617       $     38,097
                                       ==========      ============        ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1999, was $1,984. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                       NUMBER OF
                                                       CONTRACTS      PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                              6   $   745,788
Options written                                              40     4,119,252
Options terminated in closing transactions                  (26)   (2,588,911)
Options expired                                             (16)   (1,735,737)
                                                                  -----------
Outstanding, end of period                                    4   $   540,392
                                                                  ===========

At October 31, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                        CONTRACTS TO                           CONTRACTS      APPRECIATION
            SETTLEMENT DATE          DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
Sales              12/01/99     AUD          873,033       $    570,247      $   556,482        $   13,765
                   12/01/99     EUR       30,000,000         32,073,600       31,608,800           464,800
                   04/17/00     HKD      211,773,000         27,019,428       27,190,985          (171,557)
                                                           ------------      -----------        ----------
                                                           $ 59,663,275      $59,356,267        $  307,008
                                                           ============      ===========        ==========
Purchases          12/01/99     EUR        7,624,894       $  8,134,999      $ 8,033,791        $ (101,208)
                   04/17/00     HKD      110,868,752         14,161,639       14,234,194            72,555
                   12/01/99     JPY    2,870,977,923         26,642,334       27,666,094         1,023,760
                   12/01/99     NZD          220,871            117,868          111,919            (5,949)
                                                           ------------      -----------        ----------
                                                           $ 49,056,840      $50,045,998        $  989,158
                                                           ============      ===========        ==========

At October 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $266,945 with First Boston, $242,073 with Merrill Lynch, and $93,872 with Deutsche Bank.

At October 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1999, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 2.3% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                          SHARE/PAR
DESCRIPTION                         DATE OF ACQUISITION      AMOUNT        COST        VALUE
--------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.       9/21/89 - 9/25/95         100  $   --       $       13
CSFB Gazprom Note, 13.5s, 2000                  3/10/98   3,400,000   3,400,000    2,012,460
Russia Principal Loans, 3.313s, 2020  2/25/99 - 8/03/99  21,000,000   1,842,187    1,917,300
Bahia Sul Celulos, SA, 10.625s, 2004            9/16/99   1,000,000     922,500      930,000
Tenaga Nasional Berhad, 7.5s, 2096    4/14/99 - 4/27/99   2,500,000   1,947,790    1,754,750
                                                                                  ----------
                                                                                  $6,614,523
                                                                                  ==========

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund, including the schedule of portfolio investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Strategic Income Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                      /s/ ERNST & YOUNG
Boston, Massachusetts
December 9, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   FOR THE YEAR ENDED OCTOBER 31, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 0.80%.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) STRATEGIC INCOME FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                  Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan(+) - Private Investor                SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D.(+) - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE(+) - Chief          CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       AUDITORS
Abby M. O'Neill(+) - Private Investor                  Ernst & Young LLP

Walter E. Robb, III(+) - President and Treasurer,      INVESTOR INFORMATION
Benchmark Advisors, Inc. (corporate financial          For information on MFS mutual funds, call
consultants); President, Benchmark                     your financial consultant or, for an information
Consulting Group, Inc. (office services)               kit, call toll free: 1-800-637-2929 any
                                                       business day from 9 a.m. to 5 p.m. Eastern
Arnold D. Scott* - Senior Executive                    time (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                              INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                P.O. Box 2281
Executive Officer, MFS Investment Management           Boston, MA 02107-9906

J. Dale Sherratt(+) - President, Insight               For general information, call toll free:
Resources, Inc. (acquisition planning specialists)     1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
Ward Smith(+) - Former Chairman (until 1994),
NACCO Industries (holding company)                     For service to speech- or hearing-impaired,
                                                       call toll free: 1-800-637-6576 any business
INVESTMENT ADVISER                                     day from 9 a.m. to 5 p.m. Eastern time. (To
Massachusetts Financial Services Company               use this service, your phone must be equipped
500 Boylston Street                                    with a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                       For share prices, account balances, exchanges,
DISTRIBUTOR                                            or MFS stock and bond market outlook, call
MFS Fund Distributors, Inc.                            toll free: 1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                                    anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                       WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                 www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
James T. Swanson*

TREASURER
W. Thomas London*

+ Independent Trustee
* MFS Investment Management

MFS(R) STRATEGIC INCOME FUND                                        ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MSI-2 12/99 24.5M 34/234/334/834